UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hanesbrands Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V30979-P01688 1000 EAST HANES MILL ROAD WINSTON-SALEM, NC 27105 HANESBRANDS INC. 2024 Annual Meeting Vote by April 21, 2024 11:59 PM ET. For shares held in a Plan, vote by April 17, 2024 11:59 PM ET. You invested in HANESBRANDS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 22, 2024. Vote Virtually at the Meeting* April 22, 2024 9:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/HBI2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the notice and proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V30980-P01688 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Stephen B. Bratspies For 1b. Geralyn R. Breig For 1c. Colin Browne For 1d. Natasha C. Chand For 1e. Mark A. Irvin For 1f. James C. Johnson For 1g. John G. Mehas For 1h. Franck J. Moison For 1i. Robert F. Moran For 1j. William S. Simon For 2. To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands’ independent registered public accounting firm for Hanesbrands’ 2024 fiscal year For 3. To approve, on an advisory basis, named executive officer compensation as described in the proxy statement for the Annual Meeting For